DELAWARE GROUP

Global Dividend
and Income Fund




1997

Semi-Annual                                         Closed-End Income

Report


professional management

service and guidance

goals




DELAWARE
GROUP
--------

Investment
Objectives and
Strategies

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND'S OBJECTIVE is to provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S. COMMON
STOCKS WITH
ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.


CONVERTIBLE PREFERRED STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential, but a low yield.


HIGH-YIELD
CORPORATE BONDS
High-yield bonds, those rated BB or lower, have greater credit risk than bonds with higher quality, investment grade ratings, but provide a greater level of income that has historically compensated many investors for the additional risk. Prices of high-yield bonds may also be less sensitive to changes in interest rates than higher rated bonds.


FOREIGN STOCKS
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and the effect of currency fluctuations. The value of the company's projected dividend stream is discounted for these risks so that the management has a consistent yardstick to compare stocks around the globe.


FOREIGN BONDS
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

LEVERAGING
About $25 million of your Fund's net assets were leveraged as of May 31, 1997. Leveraging is a tool that is not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation potential. Of course, there is no guarantee the Fund will achieve this. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

current income

commitment

A TRADITION OF SOUND INVESTING

--------------------------------------------------------------------------------
JUNE 6, 1997

Dear Shareholder:

The first half of fiscal 1997 was challenging yet rewarding.
Global Dividend and Income Fund provided high income, capitalized on the strong performance of U.S. and overseas stock markets and found attractive opportunities in foreign and high-yield U.S. bonds.

        For the six months ended May 31, 1997, your Fund achieved a +10.39% total return based on market price with dividends reinvested. Net asset value rose +7.80% during the period, with dividends reinvested.

        Such above-average results were attributable, in our judgment, to careful worldwide stock and bond selection, our prudent use of leveraging and our strategic positioning in U.S. high-yield corporate bonds, which were less sensitive to rising domestic interest rates than other fixed-income securities.

AS OF MAY 31, GLOBAL DIVIDEND AND INCOME FUND SOLD AT A 2.82% PREMIUM TO ITS NET ASSET VALUE, A SLIGHTLY HIGHER PERCENTAGE THAN SIX MONTHS EARLIER. WE BELIEVE THIS IS AN INDICATOR OF OUR STRATEGY'S POPULARITY WITH INVESTORS.

        In March, Babak Zenouzi was named your Fund's co-manager to replace co-manager Bernard P. Schaffer, who resigned. Mr. Zenouzi holds a masters'

TOTAL RETURN
---------------------------------------------------------------------------------------------------------
December 1, 1996 - May 31, 1997
                                                   Based On                  Based On            Premium/
                                               Net Asset Value             Market Price          Discount*
---------------------------------------------------------------------------------------------------------
Global Dividend and Income Fund                    +7.80%                    +10.39%              +2.82%
  (NYSE Symbol: DGF)
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       +13.15%
Merrill Lynch High-Yield Bond Index                +5.06%
Morgan Stanley Europe Australia
  and South East Asia (EASEA) Index                +7.95%
Salomon Brothers
  World Government Bond Index                      -3.18%
Lipper Closed-End Income Fund Average              +5.01%                     +6.48%              -3.89%

THE FUND'S TOTAL RETURN AND THE RETURNS OF UNMANAGED INDICES SHOWN ABOVE ASSUMES REINVESTMENT
OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE 11 CLOSED-END FUNDS IN THE LIPPER CLOSED-END INCOME FUND AVERAGE.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
* AS OF MAY 31, 1997.

                            1997 semi-annual report                           1


TOTAL RETURN
-------------------------------------------------------------------------------------------------------
Based on Net Asset Value for Periods Ended May 31, 1997

                                      SIX MONTHS         ONE YEAR         THREE YEARS*        LIFETIME*
-------------------------------------------------------------------------------------------------------
Global Dividend and
  Income Fund                          +7.80%             +23.07%            +17.09%           +15.04%
-------------------------------------------------------------------------------------------------------
Lipper Closed-End
  Income Fund Average                  +5.01%             +15.82%            +13.53%           +13.04%
DGF Rank                                  #2**                 #1                 #1               #1
Number of funds in category               11                   11                 11               11

*AVERAGE ANNUAL TOTAL RETURN. FUND'S INCEPTION DATE WAS MARCH 4, 1994.
**THE #1 RANKED FUND FOR THE PERIOD WAS DELAWARE GROUP DIVIDEND & INCOME
FUND. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


degree in finance from Boston College and a bachelor's degree from Babson College. He had been managing Dividend and Income Fund's convertible and real estate investment trust holdings since your Fund's inception. In our opinion, the Fund's portfolio also offers attractive income and long-term total return potential for investors who decide to reinvest dividends and thus benefit from compounding.

        On the pages that follow, your Fund's portfolio managers review U.S. and global market conditions and provide an outlook for the balance of fiscal 1997. We wish to thank you for your confidence in Delaware Group.

Sincerely,


/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Portfolio Managers' Review

INVESTMENT STRATEGY
Between November 30, 1996, and May 31, 1997, Global Dividend and Income Fund's weighting in common stocks increased from 59.2% to 61.4%. This reflected a combination of capital appreciation in the U.S. and overseas equity markets and a modest shift in asset allocation. We reduced the Fund's position in convertible preferred stocks, as we believe the short-term income and total return potential of this asset class is more limited than for common stocks.

        More than half of your Fund's portfolio was invested in U.S. and U.S. dollar denominated securities as of May 31, reflecting the wide variety of income opportunities in America as well as our relative confidence in the U.S. Federal


2                            1997 semi-annual report

Reserve Board's ability to continue to effectively control domestic inflation.

        Nevertheless, in our opinion, the Fed may need to raise short-term interest rates modestly in the coming months. Thus, we have focused on stocks and bonds of established companies with strong balance sheets, and whose business prospects appear well-defined.

OUR STOCK FOCUS: GLOBAL DIVERSITY AND CREDIT-SENSITIVE U.S. STOCKS
Using our global, dividend-oriented investment discipline, we found attractive values in a mixture of regional domestic bank stocks, and real estate investment trusts (REITs) and foreign commercial lenders such as NATIONAL AUSTRALIA BANK. Together these credit sensitive sectors accounted for 31.1% of your Fund's portfolio as of May 31.

        Although interest rates rose modestly during the first half of fiscal 1997, the U.S. real estate and banking sectors are undergoing positive fundamental changes that we believe make certain financial stocks attractive for both their income and total return potential.

        A healthy U.S. economy has increased long-term leasing demand for various types of commercial, institutional and industrial space. In the six months ended May 31, the unmanaged Morgan Stanley REIT Index provided an attractive total return of +10.98%. We continue to emphasize REITs with low debt levels, experienced management and a low dividend payout ratio relative to earnings.

        Bank stocks have been volatile in fiscal 1997. However, we believe the industry's earnings are not nearly as vulnerable to modest interest rate increases by the Fed as banks once were. Industry statistics suggest many banks can raise interest rates on loans faster than savings rates paid to depositors, preserving profit margins. Also, more financial institutions are deriving a greater percentage of earnings from customer fees rather than loans.

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
PERCENT OF PORTFOLIO MAY 31, 1997

Common Stocks and Non-Convertible Preferred Stocks 62.1%

Non-Convertible Corporate Bonds 32.2%

Convertible Preferred Stocks 7.4%

Convertible Bonds 5.5%

Foreign Government Bonds 14.1%

Beta*                         0.51
Portfolio Turnover Rate       65%
Current Monthly
 Dividend Rate                $0.125 per share

* A measure of market price volatility relative to the S&P 500 Index. A number less than 1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

The above chart adds up to more than 100% because the portfolio is leveraged.

                            1997 semi-annual report                            3

HIGH-YIELD BONDS OUTPERFORMED
OTHER BONDS
For nearly three years, high-yield bonds have performed well compared to other fixed-income securities. In part this is because the healthy U.S. economy has allowed corporations issuing high-yield bonds to meet obligations to bondholders. The default rate on high-yield debt has remained well below 2%, according to CS First Boston. High-yield bonds have characteristics of both stocks and higher risk bonds. They are sensitive to a variety of influences, including stock prices, interest rates, supply and demand and economic trends. Because these influences seldom act in unison, high-yield bonds seldom suffer the highs or the lows of the broader stock and U.S. Treasury markets.

        During the first half of fiscal 1997, the high-yield bonds in your Fund's portfolio acted like a shock absorber of broad market volatility - providing high income that offset some of the effects of the largest short-term U.S. stock market correction in seven years.

        Your Fund balanced opportunities for high current income while taking a relatively conservative approach to potential credit risk. We focused on bonds rated BB and B, the highest non-investment grade ratings. We've avoided more risky emerging technology bonds in favor of lower volatility and proven cash flows of established manufacturing, cable, supermarket and energy bond issuers.

        As of May 31, your Fund's high-yield, non-investment grade, component had an average effective maturity of 6.6 years and an effective duration of 4.7 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

DURING THE FIRST HALF OF FISCAL 1997, THE HIGH-YIELD BONDS IN YOUR FUND'S PORTFOLIO ACTED LIKE A SHOCK ABSORBER OF BROAD MARKET VOLATILITY --
PROVIDING HIGH INCOME THAT OFFSET SOME OF THE EFFECTS OF THE LARGEST SHORT-TERM U.S. STOCK MARKET CORRECTION IN SEVEN YEARS.

CONVERTIBLES PROVIDED INCOME AND GROWTH
Overall, the convertibles market significantly underperformed the S&P 500 Index since last autumn.

        However, convertible securities provided regular above-average dividend income from stocks and

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
PERCENT OF PORTFOLIO MAY 31, 1997

South Africa 3.0%

Argentina 0.3%

United States 54.5%

Other Europe 13.3%

Asian Pacific Rim 2.5%

Australia/New Zealand 10.3%

Canada 2.3%

United Kingdom 9.1%

Spain 4.7%

Chart reflects securities' county of origin. The table on page 16 reflects the currency in which the security is denominated.


4                            1997 semi-annual report
interest income from bonds. Convertible securities also helped your Fund participate in the capital appreciation potential of small and large company growth stocks with low dividend yields.

        As of May 31, convertible securities represented 12.9% of your Fund's portfolio, compared to 13.2% at the close of fiscal 1996. Generally, we believe that the convertibles market is fairly valued.

FOREIGN GOVERNMENT
BONDS OUTPERFORMED
U.S. TREASURIES
When we invest in overseas bonds, we strive to obtain a rate of return for your Fund that is meaningfully greater than the U.S. inflation rate. We also seek to preserve capital in times of market weakness.

        We emphasize markets that, in our opinion offer superior income potential adjusted for the effect of inflation and currency fluctuations. Since November, these markets have included Spain, Italy and New Zealand.

        Your Fund also had a modest bond position in emerging market countries such as South Africa, Greece and Poland. By using a consistent global investment discipline, we believe we can participate in the high growth and superior income potential of these areas with only a modest increase in risk. As of May 31, 1997, about 6% of your Fund's portfolio was invested in emerging market bonds.

OUR MANAGED
DISTRIBUTION POLICY
In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income. The balance of the dividend then comes from short-term and long-term capital gains and, if necessary, a return of capital. We are pleased to report that no returns of capital have been necessary since the policy was implemented.

GLOBAL DIVIDEND AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE

DATE           PRICE          NAV            %PREM          DATE          PRICE          NAV         %PREM
----          -------        -----           -----          ----          -----         -----        -----

5/31 97       $16.625        $16.280         2.12%          2/14/97      $16.875       $16.230        3.97%
5/23/97       $16.625        $16.270         2.18%          2/ 7/97      $16.875       $16.160        4.42%
5/16/97       $16.375        $16.090         1.77%          1/31/97      $16.625       $16.050        3.58%
5/ 9/97       $16.625        $16.120         3.13%          1/24/97      $16.250       $16.050        1.25%
5/ 2/97       $16.750        $15.860         5.61%          1/17/97      $16.375       $16.130        1.52%

4/25/97       $16.625        $15.450         7.61%          1/10/97      $16.375       $15.910        2.92%
4/18/97       $16.750        $15.580         7.51%          1/ 3/97      $16.125       $15.770        2.25%
4/11/97       $16.125        $15.400         4.71%         12/27/96      $16.000       $15.830        1.07%
4/ 4/97       $16.125        $15.590         3.43%         12/20/96      $15.500       $15.770       -1.71%
3/28/97       $16.000        $15.990          .06%         12/13/96      $15.125       $15.550       -2.73%

3/21/97       $15.500        $15.900        -2.52%         12/ 6/96      $15.750       $15.680         .45%
3/14/97       $16.750        $16.220         3.27%         11/30/96      $15.875       $15.810         .41%
3/ 7/97       $17.000        $16.460         3.28%
2/28/97       $17.000        $16.220         4.81%
2/21/97       $16.750        $16.290         2.82%


Premium/Discount Data
High +7.61% on 4/25/97
Average +2.49%
Low -2.73% on 12/13/96
(Weekly changes)

Source: Bloomberg Business News. Past performance does not guarantee future results.

                            1997 semi-annual report                           5

        We believe the Fund's managed distribution policy increases the attractiveness of the Fund for income oriented investors. We note that your Fund traded at a premium to its net asset value as of May 31, 1997.

OUTLOOK
While your Fund's asset mix is subject to change as market conditions warrant, we anticipate that our value-oriented selection process will lead us to a similar asset mix in the months ahead. Although U.S. stock market values are at historic highs, we're finding many intriguing income and total return opportunities overseas. One example is GKN PLC, a British aerospace company that we believe is well-positioned to benefit from consolidation of the aerospace and defense sectors in Europe.

        For the balance of 1997, we remain optimistic about the U.S. high-yield bond market. Although the credit risk associated with high-yield bonds is much greater than that of investment grade corporate bonds, we believe the U.S. bond market is adequately compensating investors. Given what we believe will be an unfolding scenario of sustained U.S. economic strength, we expect to continue to invest a substantial portion of your Fund's assets in this attractive sector.

        The U.S. stock market has traversed an extraordinary distance during the 1990s. Many investors have enjoyed high double-digit returns for almost three consecutive years, a streak that we believe can not be sustained indefinitely.

        In a more volatile market, income becomes a more important component of total return. We believe your Fund is well-positioned for the months ahead because its strategy offers high income potential and global diversification benefits. It is particularly appropriate for investors who may be overweighted in the more aggressive sectors of the U.S. equity market.

Babak Zenouzi
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
U.S. EQUITIES

Paul A. Matlack
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
U.S. FIXED-INCOME

Clive Gillmore
DIRECTOR/SENIOR PORTFOLIO MANAGER
FOREIGN EQUITIES

Ian G. Sims
DIRECTOR/SENIOR PORTFOLIO MANAGER
FOREIGN FIXED-INCOME

June 6, 1997

6                             1997 semi-annual report

Fund Performance

A $10,000 investment in Global Dividend and Income Fund when the Fund began operating on March 4, 1994, would have grown to $15,745 as of May 31, 1997, based on net asset value with distributions reinvested. That's 17% more than the average of the Fund's peers during the same period.

GLOBAL DIVIDEND AND INCOME FUND
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
March 4, 1994, to May 31, 1997

Global Dividend and Income Fund                        $15,745

Lipper Closed-End Income Fund Average (11 Funds)       $14,351
--------------------------------------------------------------------------------

As of May 31, 1997, Global Dividend and Income Fund provided an average annual total return of +15.04% over its lifetime, based on net asset value with distributions reinvested. The Fund's lifetime average annual total return based on market price was +13.59%.

ABOVE PERFORMANCE ASSUMES REINVESTMENT OF DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. DGF SHARES WERE INITIALLY OFFERED WITH A SALES CHARGE OF 6%. PERFORMANCE SINCE INCEPTION DOES NOT INCLUDE THIS OR ANY BROKERAGE COMMISSIONS FOR PURCHASES MADE SINCE INCEPTION.

About Our Share Buyback Program

In 1994, Global Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During the first half of fiscal 1997, the Fund did not utilize this option because, given the Fund's market price, which stood at a modest premium to net asset value, we believed there were more effective ways of enhancing shareholder value.

--------------------------------------------------------------------------------
Your Reinvestment Options
Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Investors Fiduciary Trust Co. at 1.800.596.8396. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.
--------------------------------------------------------------------------------

                             1997 semi-annual report                          7

Financial Statements
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS-MAY 31, 1997
(UNAUDITED)

-----------------------------------------------------------------------------------------------
                                                                NUMBER              MARKET
                                                               OF SHARES             VALUE
                                                            -----------------------------------
COMMON STOCK - 61.42%
AUTOMOBILES & AUTO EQUIPMENT - 2.43%
Continental AG .................................                26,000           $   594,983
General Motors .................................                16,000               916,000
GKN ............................................                51,000               884,004
Turner & Newell ................................               116,000               238,169
                                                                                  ----------
                                                                                   2,633,156
                                                                                  ----------
BANKING, FINANCE & INSURANCE - 9.88%
Cho Hung Bank Co Ltd - GDR Reg. S Shares .......                42,590               250,216
Commonwealth Instalment Receipt Trustee ........                52,000               387,537
CoreStates Financial ...........................                10,000               528,750
First Chicago NBD ..............................                20,000             1,185,000
Fleet Financial Group ..........................                12,300               751,837
Great Western Financial ........................                22,000             1,067,000
ING Groep NV ...................................                16,000               707,955
KeyCorp ........................................                35,000             1,903,125
Mellon Bank ....................................                10,000               875,000
National Australia Bank ........................                88,000             1,258,071
National Mutual Holdings .......................                35,000                51,955
PT Bank Dagang Nasional ........................               748,562               807,801
PT Bank Dagang Nasional Warrants ...............               106,937                43,522
Summit Bancorp .................................                18,000               888,750
                                                                                  ----------
                                                                                  10,706,519
                                                                                  ----------
BUILDING & MATERIALS - 0.41%
Compagnie de Saint-Gobain ......................                 3,200               442,663
                                                                                  ----------
                                                                                     442,663
                                                                                  ----------
CABLE, MEDIA & PUBLISHING - 0.81%
Elsevier NV ....................................                29,500               499,670
Societe Television Francaise ...................                13,900               373,653
                                                                                  ----------
                                                                                     873,323
                                                                                  ----------
CHEMICALS - 0.75%
Bayer AG .......................................                20,750               811,234
                                                                                  ----------
                                                                                     811,234
                                                                                  ----------
COMPUTERS & TECHNOLOGY - 0.16%
BICC Group (The)  ..............................                62,000               170,406
                                                                                  ----------
                                                                                     170,406
                                                                                  ----------
ELECTRONICS - 1.10%
AMP ............................................                14,200               583,975
Siemens AG .....................................                10,750               608,861
                                                                                  ----------
                                                                                   1,192,836
                                                                                  ----------
ENERGY - 3.67%
Centrica .......................................                91,000                95,281
Elf Gabon SA ...................................                 2,200               646,465
El Paso Natural Gas ............................                15,000               888,750
Royal Dutch Petroleum ..........................                 4,050               783,293
RWE AG .........................................                11,000               474,037
Texaco .........................................                10,000             1,091,250
                                                                                  ----------
                                                                                   3,979,076
                                                                                  ----------
--------------
Top 10 common stock holdings, representing 11.36% of net assets, are in boldface.


Statement of Net Assets (Continued)
-----------------------------------------------------------------------------------------
                                                                NUMBER             MARKET
                                                              OF SHARES             VALUE
                                                              ---------------------------
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO - 4.28%
American Brands ................................               15,900           $  779,100
Philip Morris Companies ........................               30,000            1,320,000
RJR Nabisco Holdings ...........................               30,000              971,250
Southcorp Holdings .............................              255,000              951,181
Unigate ........................................               77,000              619,782
                                                                                ----------
                                                                                 4,641,313
                                                                                ----------

HEALTHCARE & PHARMACEUTICALS - 1.21%
Baxter International ...........................               10,000              527,500
Glaxo Wellcome .................................               39,370              786,760
                                                                                ----------
                                                                                 1,314,260
                                                                                ----------
LEISURE, LODGING & ENTERTAINMENT - 0.65%
Bass ...........................................               54,000              700,568
                                                                                ----------
                                                                                   700,568
                                                                                ----------
METALS & MINING - 0.83%
Avgold .........................................               44,007               60,461
RTZ ............................................               49,000              840,920
                                                                                ----------
                                                                                   901,381
                                                                                ----------
PACKAGING & CONTAINERS - 0.40%
Amcor ..........................................               66,000              437,109
                                                                                ----------
                                                                                   437,109
                                                                                ----------
PAPER & FOREST PRODUCTS - 1.12%
Carter Holt Harvey .............................              200,000              480,689
Georgia-Pacific ................................                8,300              732,475
                                                                                ----------
                                                                                 1,213,164
                                                                                ----------
REAL ESTATE - 21.22%
Alexandria Real Estate .........................               20,700              455,400
Apartment Investment & Management ..............               25,000              696,875
Brandywine Realty Trust ........................               20,000              405,000
Burnham Pacific Properties .....................               45,000              596,250
Cali Realty ....................................               30,000              888,750
Camden Property Trust ..........................               27,000              793,125
CarrAmerica Realty .............................               40,000            1,135,000
Colonial Properties Trust ......................               30,000              877,500
Duke Realty Investments ........................               19,000              724,375
Essex Property Trust ...........................               27,000              799,875
Excel Realty Trust .............................               25,000              646,875
First Industrial Realty Trust ..................               33,000              973,500
Glenborough Realty Trust .......................               38,300              833,025
Great Lakes REIT ...............................               26,000              403,000
Health Care REIT ...............................               24,750              594,000
Health & Retirement Property Trust .............               20,000              370,000
JDN Realty .....................................               32,000              924,000
Kilroy Realty ..................................               34,200              820,800
Liberty Property Trust .........................               25,000              600,000
Macerich Company (The)  ........................               44,000            1,188,000
Patriot American Hospitality ...................               54,000            1,167,750
Prentiss Properties Trust ......................               35,000              822,500
Public Storage .................................               25,000              665,625

8                            1997 semi-annual report

Statement of Net Assets (Continued)
--------------------------------------------------------------------------------------------
                                                                 NUMBER              MARKET
                                                               OF SHARES             VALUE
                                                            --------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE (CONTINUED)
Reckson Associates Realty ......................                42,000           $   945,000
Security Capital Industrial Trust ..............                32,000               644,000
Sovran Self Storage ............................                25,000               725,000
Spieker Porperties .............................                25,000               921,875
Sun Communities ................................                20,000               652,500
TriNet Corporate Realty Trust ..................                25,000               818,750
Union du Credit-Bail Immobilier ................                 2,700               262,901
Trizec Hahn ....................................                29,000               627,125
                                                                                  ----------
                                                                                  22,978,376
                                                                                  ----------
RETAIL - 1.02%
Boots ..........................................                65,000               753,419
Sime Darby (Hong Kong)  ........................               300,000               352,325
                                                                                  ----------
                                                                                   1,105,744
                                                                                  ----------
TELECOMMUNICATIONS - 2.81%
Frontier .......................................                25,000               459,375
GTE ............................................                15,700               692,762
Philippine Long Distance Telephone-SP ADR ......                 6,400               370,400
Telecom Corporation of New Zealand .............               189,000               909,807
Telefonica de Espana ...........................                21,000               606,882
                                                                                  ----------
                                                                                   3,039,226
                                                                                  ----------
TRANSPORTATION & SHIPPING - 1.62%
Brambles Industries ............................                55,000               990,195
British Airways ................................                50,000               581,598
Knightsbridge Tankers ..........................                 7,500               184,687
                                                                                  ----------
                                                                                   1,756,480
                                                                                  ----------
UTILITIES - 5.05%
BG .............................................                91,000               304,451
Cable & Wireless ...............................                88,000               718,400
Electrabel SA ..................................                 2,950               661,011
Hong Kong Electric Holdings ....................               200,000               720,136
Iberdrola SA ...................................                56,000               688,866
OGE  Energy ....................................                12,000               516,000
Rochester Gas & Electric .......................                20,000               400,000
Unicom .........................................                37,500               853,125
United Utilities ...............................                53,000               606,522
                                                                                  ----------
                                                                                   5,468,511
                                                                                  ----------
MISCELLANEOUS - 2.00%
Eridania Beghin-Say SA .........................                 2,550               357,616
Jardine Matheson Holdings ......................                64,800               440,640
Pacific Dunlop .................................               175,000               488,912
Pitney Bowes ...................................                12,400               871,100
                                                                                  ----------
                                                                                   2,158,268
                                                                                  ----------
Total Common Stock (cost $56,492,555) ..........                                  66,523,613
                                                                                  ----------
CONVERTIBLE PREFERRED STOCK - 7.43%
AUTOMOBILE & AUTO EQUIPMENT - 0.58%
Walbro Capital Trust 8.00% pfd cv ..............                22,000               631,125
                                                                                  ----------
                                                                                     631,125
                                                                                  ----------
BANKING, FINANCE & INSURANCE - 1.71%
Salomon 7.625% series "FSA" pfd cv "DECS" ......                30,000               888,750
SunAmerica $3.188 pfd cv "PERCS" ...............                22,500               970,313
                                                                                  ----------
                                                                                   1,859,063
                                                                                  ----------
BUILDINGS & MATERIALS - 0.50%
Blue Circle Industries 7.625% pfd cv ...........               150,000               538,653
                                                                                  ----------
                                                                                     538,653
                                                                                  ----------

------------------------------------------------------------------------------------------------------
                                                                           NUMBER              MARKET
                                                                          OF SHARES             VALUE
                                                                      --------------------------------


CONVERTIBLE PREFERRED STOCK (CONTINUED)
CABLE, MEDIA & PUBLISHING - 1.48%
Cablevision Systems Series I 8.50% pfd cv ..................               33,000           $  746,625
+Chancellor Broadcasting 7.00% pfd cv ......................               14,000              855,750
                                                                                            ----------
                                                                                             1,602,375
                                                                                            ----------
METALS & MINING - 0.58%
Worthington Industries
 7.25% pfd cv "DECS" .......................................               41,300              624,663
                                                                                            ----------
                                                                                               624,663
                                                                                            ----------
REAL ESTATE - 1.29%
Excel Realty Trust Series A $2.125 pfd cv ..................               25,000              665,625
+Insignia Financing 6.50% pfd cv ...........................               16,700              734,800
                                                                                            ----------
                                                                                             1,400,425
                                                                                            ----------
TELECOMMUNICATIONS - 0.63%
+Loral Space & Communication 6.00% pfd cv ..................               13,000              682,500
                                                                                            ----------
                                                                                               682,500
                                                                                            ----------
TRANSPORTATION & SHIPPING - 0.66%
+Greyhound Lines 8.50% pfd cv ..............................               26,500              712,187
                                                                                            ----------
                                                                                               712,187
                                                                                            ----------
Total Convertible Preferred Stock
(cost $7,519,522)  .........................................                                 8,050,991
                                                                                            ----------
PREFERRED STOCK - 0.74%
CABLE, MEDIA & PUBLISHING - 0.74%
+American Radio Systems 11.375%                                              3,071              310,939
+Granite Broadcasting 12.75% ...............................                  510              487,050
                                                                                            ----------
                                                                                               797,989
                                                                                            ----------
Total Preferred Stock (cost $807,349) ......................                                   797,989
                                                                                            ----------
                                                                        PRINCIPAL
                                                                         AMOUNT
NON-CONVERTIBLE BONDS - 46.26%
AEROSPACE & DEFENSE - 0.28%
+Derlan Manufacturing sr notes
 10.00% 2007 ...............................................           US  $300,000            301,500
                                                                                            ----------
                                                                                               301,500
                                                                                            ----------
AUTOMOBILES & AUTO EQUIPMENT - 0.93%
+Collins & Aikman sr sub notes
 10.00% 2007 ...............................................           US  $275,000            270,188
Exide sr notes 10.75% 2002 .................................           US  $400,000            421,000
Motors and Gears sr notes Series B
 10.75% 2006 ...............................................           US  $200,000            208,000
Speedy Muffler King sr notes
 10.875% 2006 ..............................................           US  $100,000            104,500
                                                                                            ----------
                                                                                             1,003,688
                                                                                            ----------
BANKING, FINANCE & INSURANCE - 6.92%
Aetna Industries sr notes
 11.875% 2006 ..............................................           US  $400,000            430,500
Arcadia Financial units 11.50% 2007 ........................           US  $675,000            671,625
Bank of Austria AG unsec sub
 10.875% 2004 ..............................................          AUD 1,000,000            885,904
Bank of Greece unsec deb (loan stock)
 10.75% 2010 ...............................................           GBP  120,000            234,602
DVI unsec sr notes 9.875% 2004 .............................           US  $275,000            276,375
Eurofima Global sr unsec deb
 9.875% 2007 ...............................................         AUD  2,000,000          1,729,938
European Bank for Reconstruction &
Development unsec marathon bonds
 15.25% 1998 ...............................................       GRD  100,000,000            388,991

                            1997 semi-annual report                            9

Statement of Net Assets (Continued)
------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL               MARKET
                                                                        AMOUNT                 VALUE
                                                       -----------------------------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
BANKING, FINANCE & INSURANCE (CONTINUED)
European Investment Bank deb
 17.50% 1999  ...............................          GRD            50,000,000           $   209,174
European Investment Bank unsec matador bonds
 14.00% 2001  ...............................          ESP            80,000,000               715,894
First Nationwide Holdings sr sub notes
 9.125% 2003  ...............................          US$               300,000               309,750
International Finance unsec marathon bonds
 15.25% 1999  ...............................          GRD           150,000,000               611,009
Mutual Group unsec sub deb
 7.25% 2004  ................................          GBP               200,000               315,544
National Bank of Hungary sr deb
 10.00% 2003  ...............................          GBP               400,000               713,705
                                                                                            ----------
                                                                                             7,493,011
                                                                                            ----------
BUILDINGS & MATERIALS - 0.56%
American Standard sr notes
 10.875% 1999  ..............................          US$               450,000               475,313
+Atrium Companies sr sub notes
 10.50% 2006  ...............................          US$               125,000               128,750
                                                                                           ----------
                                                                                               604,063
                                                                                            ----------
CABLE, MEDIA & PUBLISHING - 2.46%
Cablevision Systems sr sub deb
 10.75% 2004  ...............................          US$               400,000               414,500
Century Communications sr notes
 9.75% 2002  ................................          US$               600,000               625,500
Granite Broadcasting sr sub notes
 9.375% 2005  ...............................          US$               500,000               488,125
Jones Intercable sr notes
 9.625% 2002  ...............................          US$               300,000               315,750
Katz Media Series B sr sub deb
 10.50% 2007  ...............................          US$               300,000               287,250
Muzak LP/Capital sr unsec notes
 10.00% 2003  ...............................          US$                80,000                83,600
Rogers Cablesystems sr sec 2nd priority deb
 10.00% 2007  ...............................          US$               140,000               147,700
Rogers Cablesystems sr unsec sub deb
 11.00% 2015  ...............................          US$                90,000                96,075
Sullivan Graphics sr sub notes
 12.75% 2005  ...............................          US$               200,000               205,000
                                                                                            ----------
                                                                                             2,663,500
                                                                                            ----------
CHEMICALS - 1.42%
Astor Series B sr sub notes
 10.50% 2006  ...............................          US$               400,000               422,000
BPC Holding Series B sr sec notes
 12.50% 2006  ...............................          US$               250,000               268,750
ISP Holdings Series B sr notes
 9.75% 2002  ................................          US$               216,000               226,530
NL Industries sr sec notes
 11.75% 2003  ...............................          US$               165,000               182,531
UCC Investors Holding sr sub notes
 11.00% 2003  ...............................          US$               400,000               436,000
                                                                                            ----------
                                                                                             1,535,811
                                                                                            ----------
COMPUTERS & TECHNOLOGY - 0.13%
Unisys sr unsec notes 11.75% 2004 ..........           US$                30,000               140,400
                                                                                            ----------
                                                                                               140,400
                                                                                            ----------


Statement of Net Assets (Continued)
------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL               MARKET
                                                                         AMOUNT                 VALUE
                                                       -----------------------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 CONSUMER PRODUCTS - 0.57%
 American Safety Razor Series B  sr notes
  9.875% 2005  ...........................           US$                 475,000           $     496,375
 +Pen-Tab Industries sr sub notes
  10.875% 2007  ..........................           US$                 125,000                 127,188
                                                                                              ----------
                                                                                                 623,563
                                                                                              ----------
 ELECTRONICS - 0.24%
 +HCC Industries sr sub notes
  10.75% 2007  ...........................           US$                 250,000                 261,875
                                                                                              ----------
                                                                                                 261,875
                                                                                              ----------
 ENERGY - 0.87%
 Falcon Drilling Series B sr notes
  8.875% 2003  ...........................           US$                 500,000                 507,500
 Mesa Operating sr unsec sub
  10.625% 2006  ..........................           US$                 200,000                 226,000
 Trizec Hahn Series sr B notes
  10.875% 2005  ..........................           US$                 200,000                 210,250
                                                                                              ----------
                                                                                                 943,750
                                                                                              ----------
 FOOD, BEVERAGE & TOBACCO - 1.12%
 +AFC Enterprises sr sub notes
  10.25% 2007  ...........................           US$                 250,000                 251,250
 +CFP Holdings sr notes
  11.625% 2004  ..........................           US$                 200,000                 205,000
 Core Mark International sr sub notes
  11.375% 2003  ..........................           US$                 125,000                 130,625
 Delta Beverage sr notes
  9.75% 2003  ............................           US$                 500,000                 518,750
 Purina Mills sr sub notes
  10.25% 2003  ...........................           US$                 100,000                 104,750
                                                                                              ----------
                                                                                               1,210,375
                                                                                              ----------
 FOREIGN GOVERNMENT - 14.13%
 Hellenic Republic 11.00% 1999 ..........           GRD              150,000,000                 576,605
 Hydro-Quebec (loan stock)
  12.75% 2015  ...........................           GBP                 160,000                 378,243
 Italian Government 9.50% 2001 ..........           ITL              300,000,000                 192,168
 Italian Government 12.00% 2003 .........           ITL            3,300,000,000               2,373,862
 New Zealand Government
  8.00% 2001  ............................           NZD               2,000,000               1,416,375
 New Zealand Government
  8.00% 2004  ............................           NZD               2,000,000               1,419,137
*Poland Global par bond
  3.00% 2024 (a)  ........................           US$               2,000,000               1,118,750
*Republic of Argentina Series L-GP
  5.25% 2023 (a)  ........................           US$                 500,000                 338,438
 Republic of Turkey unsec deb
  9.00% 2003  ............................           GBP                 400,000                 602,457
 South Africa Republic 10.75% 1998 ......           ZAL                2,500,000                 526,663
 South Africa Republic 12.50% 2002 ......           ZAL               14,000,000               2,890,240
 Spanish Government 11.30% 2002 .........           ESP              320,000,000               2,703,350
 Spanish Government 8.20% 2009 ..........           ESP              100,000,000                 766,693
                                                                                              ----------
                                                                                              15,302,981
                                                                                              ----------
HEALTHCARE & PHARMACEUTICALS - 0.38%
Healthsouth sr sub notes 9.50% 2001 ....           US$                   200,000                 211,500
Paracelsus Healthcare sr unsec sub notes
10.00% 2006  ...........................           US$                   200,000                 199,000
                                                                                              ----------
                                                                                                 410,500
                                                                                              ----------

10                           1997 semi-annual report

Statement of Net Assets (Continued)
------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL            MARKET
                                                                        AMOUNT              VALUE
                                                                     ---------------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
INDUSTRIALS - 1.01%
+American Builders & Contractors Supply
 sr sub notes 10.625% 2007 ................          US$              275,000           $  286,000
Hawk sr notes 10.25% 2003 ................           US$              200,000              205,500
IMO Industries sr sub notes
 11.75% 2006  .............................          US$              400,000              404,000
Jordan Industries sr notes
 10.375% 2003  ............................          US$              200,000              199,500
                                                                                        ----------
                                                                                         1,095,000
                                                                                        ----------
LEISURE, LODGING & ENTERTAINMENT - 1.46%
Cinemark USA  sr sub notes
 9.625% 2008  .............................          US$              500,000              508,750
Scott's Hospitality Series A unsec deb
 10.95% 2001  .............................          CAD              800,000              676,428
Trump Atlantic City Associates Funding
 sec 1st mtg notes 11.25% 2006 ............          US$              400,000              394,500
                                                                                        ----------
                                                                                         1,579,678
                                                                                        ----------
METALS & MINING - 1.78%
Armco sr notes 11.375% 1999  ..............          US$              250,000              260,000
Commonwealth Aluminum sr sub notes
 10.75% 2006 .............................           US$              200,000              209,000
G.S. Technologies sr notes 12.00% 2004.....          US$              400,000              431,000
G.S. Technologies sr notes 12.25% 2005US$                             300,000              328,500
Oregon Steel Mills sec 1st mtg notes
 11.00% 2003  ............................           US$              200,000              217,500
Weirton Steel sr notes 11.375% 2004 ......           US$              450,000              478,125
                                                                                        ----------
                                                                                         1,924,125
                                                                                        ----------
PACKAGING & CONTAINERS - 0.35%
Container Corporation of America sr notes
 11.25% 2004 .............................           US$              200,000              218,000
Stone Container sr notes 11.875% 2016 ....           US$              150,000              159,750
                                                                                        ----------
                                                                                           377,750
                                                                                        ----------
PAPER & FOREST PRODUCTS - 1.73%
Domtar, Inc. deb 10.85% 2017..............           CAD            1,000,000              869,401
Four M Series B sr sec notes
 12.00% 2006 .............................           US$              100,000              101,500
Pacific Lumber sr unsec notes
 10.50% 2003 .............................           US$              400,000              408,000
Repap Wisconsin 2nd priority sr sec notes
 9.875% 2006 .............................           US$              500,000              495,000
                                                                                        ----------
                                                                                         1,873,901
                                                                                        ----------
RETAIL - 2.97%
ASDA  Group sr unsec deb
 10.875% 2010 ............................           GBP              500,000            1,001,028
Cole National Group sr sub notes
 9.875% 2006 .............................           US$              500,000              527,500
Cort Furniture Rental sr notes
 12.00% 2000 .............................           US$              142,000              156,910
Fleming Companies sr sub notes
 10.625% 2001 ............................           US$              400,000              420,000
Provigo deb 11.25% 2001  .................           CAD              800,000              676,874
Ralph's Grocery sr notes 10.45% 2004 .....           US$              400,000              439,500
                                                                                        ----------
                                                                                         3,221,812
                                                                                        ----------
TELECOMMUNICATIONS - 0.86%
Jacor Communications sr unsec sub notes
 9.75% 2006 ..............................           US$              500,000              522,500
Rogers Cantel sr sub notes
 11.125% 2002 ............................           US$              400,000              415,500
                                                                                        ----------
                                                                                           938,000
                                                                                        ----------

Statement of Net Assets (Continued)
------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL               MARKET
                                                                         AMOUNT                 VALUE
                                                                     ---------------------------------


NON-CONVERTIBLE BONDS (CONTINUED)
TEXTILES - 1.38%
Clark Schwebel Series B sr notes
 10.50% 2006 .................................           US$               500,000           $   536,250
Foamex L P sr notes 11.25% 2002 ..............           US$               400,000               425,500
+GFSI sr sub notes 9.625% 2007 ...............           US$               200,000               201,000
+Synthetic Industries sr sub notes
 9.25% 2007 ..................................           US$               325,000               332,313
                                                                                              ----------
                                                                                               1,495,063
                                                                                              ----------
TRANSPORTATION & SHIPPING - 1.05%
+Atlantic Express sr sec 10.75% 2004 .........           US$               300,000               313,500
Blue Bird Body Series B  sr sub notes
 10.75% 2006 .................................           US$               200,000               214,500
Teekay Shipping 1st pfd ship mtg notes
 9.625% 2003 .................................           US$               200,000               209,500
Teekay Shipping sec 1st pfd ship mtg notes
 8.32% 2008 ..................................           US$               400,000               397,000
                                                                                              ----------
                                                                                               1,134,500
                                                                                              ----------
UTILITIES - 2.43%
AES sr unsec sub notes 10.25% 2006 ...........           US$               400,000               435,000
Calpine sr notes 10.50% 2006 .................           US$               400,000               430,000
Midland Funding II Series A  deb
 11.75% 2005 .................................           US$               400,000               460,500
State Electric Commission of Victoria sr unsec
 10.50% 2003 .................................           AUD             1,500,000             1,303,163
                                                                                              ----------
                                                                                               2,628,663
                                                                                              ----------
MISCELLANEOUS - 1.23%
Graphic Controls Series A sr sub notes
 12.00% 2005 .................................           US$             1,000,000             1,115,000
Pierce Leahy sr sub notes
 11.125% 2006 ................................           US$               200,000               220,500
                                                                                              ----------
                                                                                               1,335,500
                                                                                              ----------
Total Non-Convertible Bonds
(cost $47,846,163)  ..........................                                                50,099,009
                                                                                              ----------
CONVERTIBLE BONDS - 5.44%
COMPUTERS & TECHNOLOGY - 0.92%
MacNeal-Schwendler unsec sub deb
 7.875% 2004 .................................           US$               500,000               489,375
+Safeguard Scientific sub notes
 6.00% 2006 ..................................           US$               500,000               505,625
                                                                                              ----------
                                                                                                 995,000
                                                                                              ----------
ELECTRONICS - 0.49%
+Atmel SA 3.25% 2002 .........................           US$               500,000               533,125
                                                                                              ----------
                                                                                                 533,125
                                                                                              ----------
HEALTHCARE & PHARMAEUTICALS - 1.12%
+ARV Assisted Living sub notes
 6.75% 2006 ..................................           US$               500,000               426,875
Phymatrix sub deb 6.75% 2003 .................           US$               900,000               786,375
                                                                                              ----------
                                                                                               1,213,250
                                                                                              ----------
INDUSTRIALS - 0.47%
U.S. Filter sub notes 4.50% 2001 .............           US$               500,000               513,750
                                                                                              ----------
                                                                                                 513,750
                                                                                              ----------
PAPER & FOREST PRODUCTS - 0.19%
Repola unsec sub 6.50% 2004 ..................           FIM             1,000,000               209,352
                                                                                              ----------
                                                                                                 209,352
                                                                                              ----------
REAL ESTATE - 1.29%
IRT Property sub deb 7.30% 2003 ..............           US$               500,000               515,625
LTC Properties sub deb 8.50% 2000 ............           US$               500,000               593,125

                            1997 semi-annual report                          11

-------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                  -----------------------------

CONVERTIBLE BONDS (CONTINUED)
REAL ESTATE (CONTINUED)
LTC Properties sub deb 8.50% 2001 ..............  US$   250,000  $     287,500
                                                                     ---------
                                                                     1,396,250
                                                                     ---------
RETAIL - 0.96%
+Home Shopping Network sub deb
 5.875% 2006 ...................................  US$   850,000      1,037,000
                                                                     ---------
                                                                     1,037,000
                                                                     ---------
Total Convertible Bonds (cost $5,616,108) .....................      5,897,727
                                                                     ---------
TOTAL MARKET VALUE OF SECURITIES OWNED - 121.29%
(cost $118,281,697)  ..........................................    131,369,329
LIABILITIES NET OF RECEIVABLES
AND OTHER ASSETS - (21.29%)  ..................................    (23,059,548)
                                                                    ----------
NET ASSETS APPLICABLE TO 6,650,647 SHARES
($0.01 par value) OUTSTANDING; EQUIVALENT TO
$16.29 PER SHARE - 100.00%  ...................................  $ 108,309,781
                                                                 =============
ADR      -  American Depository Receipt
DECS     -  Dividend Enhanced Convertible Stock
GDR      -  Global Depository Receipt
MARCS    -  Mandatory Adjustable Redeemable Convertible Security
PERCS    -  Preferred Equity Redemption Cumulative Stock

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (See Note 8).
* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 1997.

AUD - Australian dollars        GRD - Greek drachma
CAD - Canadian dollars          ITL - Italian lira
ESP - Spanish pesetas           NZD - New Zealand dollars
FIM - Finnish markka            US$ - U.S. dollars
GBP - British pounds            ZAL - South African rand

COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common stock, $0.01 par value, 500,000,000 shares
authorized to the Fund ..............................      $  93,096,054
Distributions in excess of net investment income++ ..         (1,500,617)
Accumulated net realized gain on investments ........          3,633,195
Net unrealized appreciation of investments
 and foreign currencies..............................         13,081,149
                                                           -------------
Total net assets ....................................      $ 108,309,781
                                                           =============

++ Net realized gains (losses) on foreign currencies are included in net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)
------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of foreign taxes withheld
 of $2,481) ..................................         $ 2,798,168
Dividends (net of foreign taxes withheld
 of $43,656) .................................           1,523,848   $4,322,016
                                                       -----------
EXPENSES:
Management fees ..............................             458,611
Administrative fees ..........................             104,744
Amortization of line of credit
 organization expenses .......................              18,266
Reports to shareholders ......................              16,084
Amortization of organization expenses ........              12,376
Professional fees ............................              12,302
Transfer agent fees ..........................              11,650
Custodian fees ...............................              10,500
NYSE fees ....................................               8,087
Taxes, other than taxes on income ............               6,312
Directors' fees ..............................               3,696
Other ........................................               6,704
                                                       -----------
Total operating expenses
 (before interest expense) ...................                          669,332
Interest expense .............................                          768,142
                                                                      ---------
Total expenses ...............................                        1,437,474
                                                                      ---------
NET INVESTMENT INCOME ........................                        2,884,542
                                                                      ---------
NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON SECURITIES AND
FOREIGN CURRENCIES:
Net realized gain/(loss) on:
 Security transactions .......................                        3,391,929
 Foreign currencies ..........................                         (228,505)
                                                                      ---------
 Net realized gain ...........................                        3,163,424
Net change in unrealized appreciation on
 securities and foreign currencies ...........                        2,129,598
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN
 ON SECURITIES AND FOREIGN CURRENCIES.........                        5,293,022
                                                                      ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...................                      $ 8,177,564
                                                                      =========

                             See accompanying notes

12                           1997 semi-annual report

DELAWARE GROUP
GLOBAL DIVIDEND AND
INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                    SIX MONTHS                            YEAR
                                                      ENDED                               ENDED
                                                     5/31/97                            11/30/96
                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income .................         $   2,884,542                       $   6,538,717
Net realized gain on securities
 and foreign currencies ...............             3,163,424                           4,014,840
Net change in unrealized appreciation
 on securities and foreign currencies..             2,129,598                          11,042,342
                                                -------------                       -------------
Net increase in net assets
 resulting from operations ............             8,177,564                          21,595,899
                                                -------------                       -------------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income and
 short-term capital gains .............            (4,156,654)                        (9,975,970)
Net realized long-term gains on
 security transactions ................              (831,331)                               --
                                                -------------                       -------------
                                                   (4,987,985)                         (9,975,970)
                                                -------------                       -------------

NET INCREASE IN NET ASSETS ............             3,189,579                          11,619,929

NET ASSETS:
Beginning of period ...................           105,12O,202                          93,50O,273
                                                -------------                       -------------
End of period .........................         $ 108,309,781                       $ 105,120,202
                                                =============                       =============

                             See accompanying notes

DELAWARE GROUP
GLOBAL DIVIDEND AND
INCOME FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)

Increase (Decrease) in Cash:
(Including Foreign Currency)
Cash flows provided by operating activities:
 Interest and dividends received
  (excluding amortization of $38,941) .............................           $  4,662,378
Operating expenses paid ...........................................               (685,379)
Interest expenses paid ............................................               (762,283)
Sale of short-term portfolio investments, net .....................              1,199,330
Purchase of long-term portfolio investments .......................            (44,792,148)
Proceeds from disposition of long-term
 portfolio investments ............................................             45,424,157
                                                                             -------------
Net cash provided by operating activities .........................              5,046,055
                                                                             -------------
Cash flows used for financing activities:
 Cash dividends paid ..............................................             (4,987,985)
                                                                             -------------
 Net cash used for financing activities ...........................             (4,987,985)
Effect of exchange rates on cash ..................................                (92,881)
                                                                             -------------
Net decrease in cash ..............................................                (34,811)
Cash at beginning of period .......................................                561,386
                                                                             -------------
Cash at end of period .............................................           $    526,575
                                                                             =============
Reconciliation of Net Increase in Net Assets
 Resulting from Operations to Net Cash (Including
 Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations ..............           $  8,177,564
                                                                             -------------
 Decrease in investments ...........................................             1,507,694
 Net realized gain from security transactions ......................            (3,391,929)
 Net realized foreign exchange losses ..............................               228,505
 Net change in unrealized appreciation of investments
 and foreign currencies ............................................            (2,129,598)
 Decrease in receivable for investments sold .......................             2,345,233
 Decrease in interest and dividends receivable .....................               379,303
 Decrease in deferred organization expenses ........................                30,642
 Decrease in payable for investments purchased .....................            (2,060,529)
 Increase in interest payable ......................................                 5,859
 Decrease in accrued expenses and other liabilities.................               (46,689)
                                                                             -------------
  Total adjustments.................................................            (3,131,509)
                                                                             -------------
 Net cash provided by operating activities .........................          $  5,046,055
                                                                             =============

                             See accompanying notes


                             1997 SEMI-ANNUAL REPORT                         13

DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--MAY 31, 1997

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                                                    Six Months                            For the
                                                                                      Ended                                Period
                                                                                     5/31/97    Year Ended   Year Ended  3/4/94* to
                                                                                   (Unaudited)    11/30/96    11/30/95    11/30/94
                                                                                ---------------------------------------------------
Net asset value, beginning of period..................................               $15.81       $14.06      $13.09      $14.00+

Income (loss) from investment operations:
  Net investment income...............................................                 0.42         0.98        1.23        0.86
  Net realized and unrealized gain (loss) on securities and foreign
   currencies ........................................................                 0.82         2.27        1.06       (1.07)
                                                                                    -------       ------      ------      ------
  Total from investment operation.....................................                 1.24         3.25        2.29       (0.21)
                                                                                    -------       ------      ------      ------
Less dividends and distributions:
  Dividends from net investment income and short-term capital gains                   (0.63)       (1.50)(2)   (1.32)      (0.70)
  Distributions from net realized long-term gains on security
   transactions ......................................................                (0.13)           -           -           -
                                                                                    -------       ------      ------      ------
  Total dividends and distributions...................................                (0.76)       (1.50)      (1.32)      (0.70)
                                                                                    -------       ------      ------      ------
Net asset value, end of period........................................               $16.29       $15.81      $14.06      $13.09
                                                                                    =======       ======      ======      ======
Market value, end of period...........................................               $16.75       $15.88      $13.75      $11.75
                                                                                    =======       ======      ======      ======
Total investment return based on:(1)
  Market value........................................................                10.39%       27.42%      29.74%     (17.15%)
                                                                                    -------       ------      ------      ------
  Net asset value ....................................................                 7.80%       24.10%      19.08%      (1.11%)
                                                                                    =======       ======      ======      ======
Ratios and supplemental data:
  Net assets, end of period (000 omitted).............................             $108,310     $105,120      $93,500    $87,780
                                                                                    =======       ======      ======      ======
  Ratio of total operating expenses to adjusted average weekly net
   assets (before interest expense)...................................                 1.02%**      1.09%        1.13%      1.32%**
  Ratio of interest expense to adjusted average weekly net assets                      1.18%**      1.06%         N/A        N/A
  Ratio of net investment income to adjusted average weekly net assets                 4.41%**      5.59%        8.39%      8.54%**
  Portfolio turnover..................................................                   65%**        88%         101%        86%
  Average commission rate paid........................................            $  0.0571    $  0.0390          N/A        N/A

Leverage analysis:
  Debt outstanding at end of period (000 omitted).....................              $25,000      $25,000          N/A        N/A
  Average daily balance of debt outstanding (000 omitted).............              $25,199      $20,355          N/A        N/A
  Average daily balance of shares outstanding (000 omitted)...........                6,651        6,651          N/A        N/A
  Average debt per share .............................................                $3.79        $3.06          N/A        N/A

------------------
 *   Commencement of operations.
**   SAnnualized.

+ Net of underwriter's discount of $0.90 and offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(2) Of the $1.50 per share dividends paid during the year $0.48 consisted of short-term capital gains, which are taxable at the same rate as net investment income.

                             See accompanying notes


14                           1997 SEMI-ANNUAL REPORT

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Global Dividend and Income Fund, Inc. (The "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as return of capital for the six months ended May 31, 1997.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Borrowings - The Fund has entered into a Line of Credit Agreement with Societe Generale for $25,000,000. A total of $120,000 was incurred in connection with the start-up of the Line of Credit. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See Note 5).

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
(UNAUDITED)   Continued
--------------------------------------------------------------------------------
Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains annually.

A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.70% of the Fund's adjusted average weekly net assets. At May 31, 1997, the Fund had a liability for Investment Management fees of $76,823.

The Fund has also entered into an advisory agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser") an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Funds's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 1997, the Fund made purchases of $42,731,619 and sales of $42,818,339 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Fund was as follows:

Cost of Investments............................              $118,281,697
                                                             ------------
Aggregate unrealized appreciation..............                16,352,763
Aggregate unrealized depreciation..............                 3,265,131
                                                             ------------
Net unrealized appreciation....................              $ 13,087,632
                                                             ============

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase Program during the six months ended May 31, 1997.

On June 2, 1997, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable June 27, 1997, to stock-holders of record at the close of business on June 13, 1997. The ex-dividend date was June 11, 1997.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

                            1997 semi-annual report                           15

--------------------------------------------------------------------------------

5. Line of Credit
In February 1996, the Fund had entered into a Line of Credit Agreement with Societe Generale for $25,000,000. At May 31, 1997, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.00%. During the six months ended May 31, 1997, the average daily balance of loans outstanding was $25,195,199 at a weighted average interest rate of approximately 6.078%. The maximum amount of loans outstanding at any time during the period was $25,383,377. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No forward foreign currency contracts were outstanding as of May 31, 1997.

7. Futures Contracts
Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At May 31, 1997, the Fund had no outstanding futures contracts.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

8. Concentrations of Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

--------------------------------------------------------------------------------

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.

9. Geographic Disclosure
As of May 31, 1997, the Fund's geographic diversification was as follows:
                                                                    Percentage
                                                                     of Total
                                                      Market        Securities
Country*                                              Value          at Value
------------------------------------------------------------------------------
United States ................................    $ 81,565,054        62.09%
United Kingdom ...............................      11,084,513         8.44%
Australia ....................................       7,598,060         5.78%
Spain ........................................       5,481,685         4.17%
New Zealand ..................................       4,226,008         3.22%
South Africa .................................       3,477,364         2.65%
Greece .......................................       2,671,683         2.03%
Italy ........................................       2,566,030         1.95%
Germany ......................................       2,489,115         1.89%
Canada .......................................       2,222,704         1.69%
France .......................................       2,083,297         1.59%
Netherlands ..................................       1,990,919         1.52%
Poland .......................................       1,118,750         0.85%
Hong Kong ....................................       1,072,461         0.82%
Indonesia ....................................         851,323         0.65%
Belgium ......................................         661,011         0.50%
Finland ......................................         209,352         0.16%
                                                  ------------       ------
Total ........................................    $131,369,329       100.00%
                                                  ============       ======

----------
*Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

10. Written Options
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended May 31, 1997, were as follows:

                                             Number of   Premiums
                                             Contracts   Received
                                             ---------   --------

Options outstanding at November 30, 1996        340      $67,440
Options exercised ......................        340       67,440
                                                ---       ------
Options outstanding at May 31, 1997 ....         --      $    --
                                                ---       ------


16                         1997 SEMI-ANNUAL REPORT

This Semi-Annual Report is for the Information of Global Dividend And Income Fund Shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON*
President and Chief Executive Officer
MLM Partners
Minneapolis, Minn.
*Appointed June 19, 1997

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Executive Officers

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN. JR.
Senior Vice President/Secretary
Philadelphia, PA

JOSEPH H. HASTINGS
Vice President/Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Vice President/Treasurer
Philadelphia, PA

+Audit Committee Member

THE DELAWARE GROUP INCLUDES OPEN-END AND CLOSED-END FUNDS WITH A WIDE RANGE OF INVESTMENT OBJECTIVES. STOCK FUNDS, INCOME FUNDS, TAX-FREE FUNDS, MONEY MARKET FUNDS AND CLOSED-END EQUITY/INCOME FUNDS GIVE INVESTORS THE ABILITY TO CREATE A PORTFOLIO THAT FITS THEIR PERSONAL FINANCIAL GOALS. FOR A PROSPECTUS OF ANY OPEN-END DELAWARE GROUP FUND, CONTACT YOUR FINANCIAL ADVISER OR CALL THE DELAWARE GROUP AT 1.800.523.4640. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

PRINCIPAL OFFICE OF
THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, PA

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND STOCK TRANSFER AGENT
Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO 64105
1.800.596.8396

NUMBER OF RECORDHOLDERS
AS OF MAY 31, 1997
327

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any credit union or any bank, are not obligations of any credit union or any bank, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

LOGO
THE NEW YORK STOCK CORPORATION


DELAWARE
GROUP
=====================
Philadelphia o London

Printed in the USA on
recycled paper

(48)
SA-DGF[5/97]PP7/96